Exhibit 10.01

Exchange Note: December 5, 2023

THIS 0% CONVERTIBLE NOTE IS ISSUED IN EXCHANGE FOR CERTAIN DEBTS OWED TO John D. Murphy, Jr. ON OR BEFORE DECEMBER 5, 2023, BY THE COMPANY. FOR PURPOSES OF RULE 144, THIS NOTE SHALL BE DEEMED TO HAVE BEEN ISSUED ON DECEMBER 5, 2023.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL SUM REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL SUM AND ACCRUED INTEREST SET FORTH BELOW.

0% CONVERTIBLE EXCHANGE NOTE

OF

HALLMARK VENTURE GROUP, INC.

Issuance Date: December 05, 2023

Exchange Date: December 05, 2023

Total Face Value of Exchange Note: $144,501.00

This Note is a duly authorized Convertible Exchange Note of HALLMARK VENTURE GROUP, Inc., a corporation duly organized and existing under the laws of the State of Florida (the “Company”), designated as the Company’s 0% Convertible Exchange Note due December 04, 2024 (“Maturity Date”) in the principal amount of $144,501.00 (the “Note”).

For Value Received, the Company hereby promises to pay to the order of John D. Murphy, Jr. or its registered assigns or successors-in-interest (the “Holder”) the Principal Sum of $144,501.00 (the “Principal Sum”) and to pay “guaranteed” interest on the principal balance hereof at an amount equivalent to 0% of the Principal Sum, to the extent such Principal Sum and “guaranteed” interest and any other interest, fees, liquidated damages and/or items due to Holder herein have not been repaid or converted into the Company’s Common Stock (the “Common Stock”), in accordance with the terms hereof.

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In addition to the “guaranteed” interest referenced above, and in the Event of Default pursuant to Section 2.00(a), additional interest will accrue from the date of the Event of Default at the rate equal to the lower of 12% per annum or the highest rate permitted by law (the “Default Rate”).

This Note will become effective only upon the execution by both parties, including the execution of Exhibits B, C, C1, C2, D, D1, D2 and the Irrevocable Transfer Agent Instructions (the “Effective Date”).

This Note may not be prepaid in whole or in part except as otherwise provided herein. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day.

For purposes hereof the following terms shall have the meanings ascribed to them below:

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

“Conversion Price” shall be equal to 50% of the lowest trading price of the Company’s common stock during the 25 consecutive Trading Days prior to the date on which Holder elects to convert all or part of the Note. For the purpose of calculating the Conversion Price only, any time after 4:00 pm Eastern Time (the closing time of the Principal Market) shall be considered to be the beginning of the next Business Day. If the Company is placed on “chilled” status with the Depository Trust Company (“DTC”), the discount shall be increased by 10%, i.e., from 50% to 60%, until such chill is remedied. If the Company is not Deposits and Withdrawal at Custodian (“DWAC”) eligible through their Transfer Agent and DTC’s Fast Automated Securities Transfer (“FAST”) system, the discount will be increased by 5%, i.e., from 50% to 55%. In the case of both, the discount shall be a cumulative increase of 15%, i.e., from 50% to 65%. Any default of this Note not remedied within the applicable cure period will result in a permanent additional 10% increase, i.e., from 50% to 60%, in addition to any other discount, as provided above, to the Conversion Price discount.

“Principal Amount” shall refer to the sum of (i) the original principal amount of this Note (including the original issue discount, prorated if the Note has not been funded in full), (ii) all guaranteed and other accrued but unpaid interest hereunder, (iii) any fees due hereunder, (iv) liquidated damages, and (v) any default payments owing under the Note, in each case previously paid or added to the Principal Amount.

“Principal Market” shall refer to the primary exchange on which the Company’s common stock is traded or quoted.

“Trading Day” shall mean a day on which there is trading or quoting for any security on the Principal Market.

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“Underlying Shares” means the shares of common stock into which the Note is convertible (including interest, fees, liquidated damages and/or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1.00 Conversion.

(a) Conversion Right. Subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder’s sole option, at any time and from time to time to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock as per the Conversion Price, but not to exceed the Restricted Ownership Percentage, as defined in Section 1.00(f). The date of any conversion notice (“Conversion Notice”) hereunder shall be referred to herein as the “Conversion Date”.

(b) Stock Certificates or DWAC. The Company will deliver to the Holder, or Holder’s authorized designee, no later than 2 Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) shall be free of restrictive legends and trading restrictions if the shares of Common Stock underlying the portion of the Note being converted are eligible under a resale exemption pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) of the Securities Act of 1933, as amended) representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company’s transfer agent is participating in DTC’s FAST program, the Company shall instead use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder’s (or such designee’s) broker with DTC through its DWAC program (provided that the same time periods herein as for stock certificates shall apply).

(c) Charges and Expenses. Issuance of Common Stock to Holder, or any of its assignees, upon the conversion of this Note shall be the responsibility of the Holder, including, but not limited to; any issuance fee, transfer tax, legal opinion and related charges, postage/mailing charge or any other expense with respect to the issuance of such Common Stock.

(d) Delivery Timeline. If the Company fails to deliver to the Holder such certificate or certificates (or shares through the DWAC program) pursuant to this Section (free of any restrictions on transfer or legends, if eligible) prior to 3 Trading Days after the Conversion Date, the Company shall pay to the Holder as liquidated damages an amount equal to $2,000 per day, until such certificate or certificates are delivered. The Company acknowledges that it would be extremely difficult or impracticable to determine the Holder’s actual damages and costs resulting from a failure to deliver the Common Stock and the inclusion herein of any such additional amounts are the agreed upon liquidated damages representing a reasonable estimate of those damages and costs. Such liquidated damages will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144.

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(e) Reservation of Underlying Securities. The Company covenants that it will at all times reserve and keep available for Holder, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, five times the number of shares of Common Stock as shall be issuable (taking into account the adjustments under this Section 1.00, but without regard to any ownership limitations contained herein) upon the conversion of this Note (consisting of the Principal Amount) to Common Stock (the “Required Reserve”). The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable (if eligible). If the amount of shares on reserve in Holder’s name at the Company’s transfer agent for this Note shall drop below the Required Reserve, the Company will, within 2 Trading Days of notification from Holder, instruct the transfer agent to increase the number of shares so that the Required Reserve is met. In the event that the Company does not instruct the transfer agent to increase the number of shares so that the Required Reserve is met, the Holder will be allowed, if applicable, to provide this instruction as per the terms of the Irrevocable Transfer Agent Instructions attached to this Note. The Company agrees that the maintenance of the Required Reserve is a material term of this Note and any breach of this Section 1.00(e) will result in a default of the Note.

(f) Conversion Limitation. The Holder will not submit a conversion to the Company that would result in the Holder beneficially owning more than 9.99% of the then total outstanding shares of the Company (“Restricted Ownership Percentage”).

(g) Conversion Delays. If the Company fails to deliver shares in accordance with the timeframe stated in Section 1.00(b), the Holder, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares. The rescinded conversion amount will be returned to the Principal Sum with the rescinded conversion shares returned to the Company, under the expectation that any returned conversion amounts will tack back to the Effective Date.

(h) Shorting and Hedging. Holder may not engage in any “shorting” or “hedging” transaction(s) in the Common Stock prior to conversion.

(i) Conversion Right Unconditional. If the Holder shall provide a Conversion Notice as provided herein, the Company’s obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

Section 2.00 Defaults and Remedies.

(a) Events of Default. An “Event of Default” is: (i) a default in payment of any amount due hereunder which default continues for more than 5 Trading Days after the due date; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms of Section 1.00, which default continues for 2 Trading Days after the Company has failed to issue shares or deliver stock certificates within the 3rd Trading Day following the Conversion Date; (iii) failure by the Company for 3 days after notice has been received by the Company to comply with any material provision of this Note; (iv) failure of the Company to remain compliant with DTC, thus incurring a “chilled” status with DTC; (v) any default of any mortgage, indenture or instrument which may be issued, or by which there may be secured or evidenced any indebtedness, for money borrowed by the Company or for money borrowed the repayment of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter; (vi) if the Company is subject to any Bankruptcy Event; (vii) any failure of the Company to satisfy its “filing” obligations under Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates; (viii) failure of the Company to remain in good standing under the laws of its state of domicile; (ix) any failure of the Company to provide the Holder with information related to its corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within 1 Trading Day of request by Holder; (x) failure by the Company to maintain the Required Reserve in accordance with the terms of Section 1.00(e); (xi) failure of Company’s Common Stock to maintain a closing bid price in its Principal Market for more than 3 consecutive Trading Days; (xii) any delisting from a Principal Market for any reason; (xiii) failure by Company to pay any of its Transfer Agent fees in excess of $2,000 or to maintain a Transfer Agent of record; (xiv) failure by Company to notify Holder of a change in Transfer Agent within 24 hours of such change; (xv) any trading suspension imposed by the United States Securities and Exchange Commission (the “SEC”) under Sections 12(j) or 12(k) of the 1934 Act; or (xvi) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 to the Holder or its assigns, including but not limited to the timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website.

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(b) Remedies. If an event of default occurs, the outstanding Principal Amount of this Note owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the “Mandatory Default Amount”. The Mandatory Default Amount means 125% of the outstanding Principal Amount of this Note, will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144. Commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, this Note shall accrue additional interest, in addition to the Note’s “guaranteed” interest, at a rate equal to the lesser of 12% per annum or the maximum rate permitted under applicable law. Finally, commencing 5 days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, an additional permanent 10% increase to the Conversion Price discount will go into effect. In connection with such acceleration described herein, the Holder need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the note until such time, if any, as the Holder receives full payment pursuant to this Section 2.00(b). No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

Section 3.00 Representations and Warranties of Holder.

Holder hereby represents and warrants to the Company that:

(a) Holder is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”), and will acquire this Note and the Underlying Shares (collectively, the “Securities”) for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Holder has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the Securities. Holder can bear the economic risk of the Securities, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Securities. Holder recognizes that the Securities have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available. Holder has carefully considered and has, to the extent Holder believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, and has determined that the Securities are a suitable investment for it. Holder has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Holders’ knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Holder has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Holder. The Company has not supplied Holder any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and Holder is relying on its own investigation and evaluation of the Company and the Securities and not on any other information.

(b) The Holder is a natural person.

(c) All action has been taken on the part of the Holder, its successors and assigns for the authorization, execution and delivery of this Note. The Holder has taken all action required to make all of the obligations of the Holder reflected in the provisions of this Note, valid and enforceable obligations.

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(d) Each certificate or instrument representing Securities will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the 1933 Act or exempt from registration:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Section 4.00 General.

(a) Payment of Expenses. The Company agrees to pay all reasonable charges and expenses, including attorneys’ fees and expenses, which may be incurred by the Holder in successfully enforcing this Note and/or collecting any amount due under this Note.

(b) Assignment, Etc. The Holder may assign or transfer this Note to any transferee at its sole discretion. This Note shall be binding upon the Company and its successors and shall inure to the benefit of the Holder and its successors and permitted assigns.

(c) Amendments. This Note may not be modified or amended, or any of the provisions of this Note waived, except by written agreement of the Company and the Holder.

(d) Funding Window. The Company agrees that it will not enter into a convertible debt financing transaction with any party other than the Holder for a period of 20 Trading Days following the Effective Date. The Company agrees that this is a material term of this Note and any breach of this will result in a default of the Note.

(e) Piggyback Registration Rights. The Company shall include on the next registration statement that the Company files with the SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of this Note. Failure to do so will result in liquidated damages of 30% of the outstanding Principal Sum of this Note, but not less than $20,000, being immediately due and payable to the Holder at its election in the form of a cash payment or an addition to the Principal Sum of this Note.

(f) Terms of Future Financings. So long as this Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any convertible debt security (whether such debt begins with a convertible feature or such feature is added at a later date) with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, then the Company shall notify the Holder of such additional or more favorable term and such term, at the Holder’s option, shall become a part of this Note and its supporting documentation.. The types of terms contained in the other security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion look back periods, interest rates, original issue discount percentages and warrant coverage.

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(g) Governing Law; Jurisdiction.

(i) Governing Law. This note will be governed by and construed in accordance with the laws of the state of New York without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.

(ii) Jurisdiction and Venue. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties shall be brought only in the state courts of New York or in the federal courts located in Westchester County, New York.

(iii) No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

(iv) Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding may be made by the Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known attorney as set forth in its most recent SEC filing.

(v) Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

(h) No Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act of 1933, as amended, on the basis of being a “bad actor” as that term is established in the September 13, 2013 Small Entity Compliance Guide published by the SEC.

(i) Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal, fees, liquidated damages or interest on this Note.

(j) Attempted Below-par Issuance. In the event that the Holder delivers a Conversion Notice to the Company and, if as of such date, (i) the Conversion Price would be less than par value of the Company’s Common Stock and (ii) within three business days of the delivery of the Conversion Notice, the Company shall not have reduced its par value such that all of the requested conversion transaction may then be accomplished, then the Company and the Holder shall utilize the following conversion protocol for Par Value Adjustment. The Holder shall transmit to the Company: (X) a “preliminary” Conversion Notice for the full number of shares of Common Stock that would be issued at the Conversion Price without regard to any below-par value conversion issues; followed by (Y) a “par value” Conversion Notice for the number of shares of Common Stock with the Conversion Price increased from the “preliminary” Conversion Price to a Conversion Price at par value; and, finally, (Z) a “liquidated damages” Conversion Notice for that number of shares of Common Stock that represents the difference between the “preliminary” Conversion Notice full number of shares and the “par value” Conversion Notice limited number of shares. The Conversion Price of such “liquidated damages Common Shares” would be the par value of the Common Stock. Accordingly, through this protocol, the Company would issue, in two transactions, an amount of shares of its Common Stock equivalent to the full number of shares of Common Stock that would have been issued in accordance with the “preliminary” Conversion Notice without regard to any below-par value conversion issues. In the event that the Holder is precluded from exercising any or all of its conversion rights hereunder as a result of a proposed “below par” conversion, the Company agrees that, in lieu of actual damages for such failure, liquidated damages may be assessed and recovered by the Holder without being required to present any evidence of the amount or character of actual damages sustained by reason thereof. The amount of such liquidated damages shall be an amount equivalent to the trading price utilized in the “preliminary” Conversion Notice multiplied by the number of shares calculated on the “liquidated damages” Conversion Notice. Such amount shall be assessed and become immediately due and payable to the Holder (at its election) in the form of a (i) cash payment, (ii) an addition to the Principal Sum of this Note, or (iii) the immediate issuance of that number of shares of Common Stock as calculated on the “liquidated damages” Conversion Notice. Such liquidated damages are intended to represent estimated actual damages and are not intended to be a penalty, but, by virtue of their genesis and subject to the election of the Holder (as set forth in the immediately preceding sentence), will be automatically added to the Principal Sum of the Note and tack back to the Effective Date for purposes of Rule 144, as the Company’s failure to maintain the par value of its Common Stock at an amount that would not result in a “below par” conversion failure is equivalent to a default as of the Issuance Date of the Note.

[Signature Page to Follow.]

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IN WITNESS WHEREOF, the Company has caused this Convertible Exchange Note to be duly executed on the day and in the year first above written.

HALLMARK VENTURE GROUP, INC.

By:
Name:	John D. Murphy, Jr.
Title:	Secretary
Email:
Address:

This Convertible Exchange Note of December 05, 2023 is accepted this 05 day of December, 2023 by

John D. Murphy, Jr.

By:
Name:	John D. Murphy, Jr.
Title:

[SIGNATURE PAGE TO CONVERTIBLE EXCHANGE NOTE]

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EXHIBIT A - FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of that certain $144,501 Convertible Exchange Note identified as the Note)

DATE:

FROM:	John D. Murphy, Jr. (the “Holder”)

Re:	$144,501 Convertible Exchange Note (this “Note”) issued by HALLMARK VENTURE GROUP, Inc., a Florida corporation, to John D. Murphy, Jr. on December 05, 2023 in exchange for certain debts owed to John D. Murphy, Jr. by the Company.

The undersigned on behalf of John D. Murphy, Jr., hereby elects to convert $_______________________ of the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock of HALLMARK VENTURE GROUP, Inc. (the “Company”), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the “Restricted Ownership Percentage” contained in this Note.

Conversion information:

Date to Effect Conversion

Aggregate Principal Sum of Note Being Converted

Aggregate Interest/Fees Being Converted

Remaining Principal Balance

Number of Shares of Common Stock to be Issued

Applicable Conversion Price

Signature

Name

Address

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EXHIBIT B

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

HALLMARK VENTURE GROUP, INC.

The undersigned, being directors of HALLMARK VENTURE GROUP, Inc., a Florida corporation (the “Company”), acting pursuant to the Bylaws of the Corporation, do hereby consent to, approve and adopt the following preamble and resolutions:

Convertible Exchange Note with John D. Murphy, Jr.

The board of directors of the Company has reviewed and authorized the following documents relating to the issuance of a Convertible Exchange Note in the amount of $144,501.00 with John D. Murphy, Jr..

The documents agreed to and dated December 05, 2023 are as follows:

0% Convertible Exchange Note of HALLMARK VENTURE GROUP, Inc.

Exchange Agreement

Irrevocable Transfer Agent Instructions

Notarized Certificate of Chief Executive Officer

Disbursement Instructions

The board of directors further agree to authorize and approve the issuance of shares to the Holder at Conversion prices that are below the Company’s then current par value.

IN WITNESS WHEREOF, the undersign member(s) of the board of the Company executed this unanimous written consent as of December 05, 2023.

John D. Murphy, Jr.
Its: CEO & Director

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EXHIBIT C

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of December 05, 2023 is entered into by and between HALLMARK VENTURE GROUP, Inc., a corporation duly organized and existing under the laws of the State of Florida (the “Company”) and John D. Murphy, Jr. (the “Holder”). As used herein, the term “Parties” shall be used to refer to the Company and Holder jointly.

WHEREAS:

A. The Company warrants and represents that it received loans from John D. Murphy, Jr. (the “Related Party”) on or before December 05, 2023, in the total stated amount of $144,501.00 (the “Amount Due to Related Party”).

B. The Company warrants and represents that the Amount Due to Related Party was issued to the Related Party on the basis of a pre-existing business relationship that the Company had with the Related Party.

C. The Parties acknowledge and agree that prior to entering into this Agreement, the Company and the Holder have had a pre-existing business relationship and that this Agreement is not the product or the result of any advertising or general solicitation.

F. The Holder warrants and represents that it is sophisticated and experienced in acquiring the securities of small public companies that has allowed it to evaluate the risks and uncertainties involved in acquiring said securities and thereby make an informed investment decision.

G. The Parties acknowledge and agree that the Company and the Related Party desire to exchange the Amount Due to Related Party for a new convertible promissory note (the “Exchange Note”), all on the terms set forth herein.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.00 Exchange of Note. The Parties agree that solely in consideration of the surrender of the Note Portion, that:

(a) Exchange Note. The Company shall issue to the Holder, and the Holder shall acquire from the Company, that certain Exchange Note dated and issued as of December 05, 2023 in the aggregate original principal amount of $144,501.00 in exchange for the surrender and cancellation of the Amount Due to Related Party. The Exchange Note is being issued in substitution for and not in satisfaction of the Amount Due to Related Party, provided, however, the Holder acknowledges and agrees that upon the issuance and acceptance of the Exchange Note issued pursuant to this Section the Amount Due to Related Party will be deemed canceled and will be promptly surrendered to the Company. The Parties further agree that the “Closing” and the “Closing Date” for this Agreement shall be deemed to occur upon the issuance of the Exchange Note as provided by this Section 1.00(a).

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2.00 Representations of the Company. The Company hereby makes to the Holder the following representations and warranties as of the date of this Agreement and on each and every closing date hereafter:

(a) Authorization; Enforcement. The execution and delivery of this Agreement and the Exchange Note by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement and the Exchange Note when delivered in accordance with the terms hereof will constitute a valid and binding obligation enforceable against the Company in accordance with its terms.

(b) No Conflicts. The execution, delivery and performance of this Agreement and the Exchange Note by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any of its subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien or encumbrance upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing a Company or subsidiary debt or otherwise) or other material understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary thereof is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect on the Company or its business of financial condition.

(c) Filings, Consents and Approvals. The Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement, the Exchange Note and both of them. No further approval is required for the issuance or sale of the Exchange Note or any shares of Common Stock issuable upon the conversion or exchange of, in payment of interest on, or otherwise pursuant to the Exchange Note (“Underlying Shares”).

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(d) Issuance and Reservation of Securities. The Exchange Note and the Underlying Shares are duly authorized. Any Underlying Shares, when issued in accordance with the terms of Exchange Note, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, freely tradable and without any legends thereon.

(e) Private Placement. No registration under the Securities Act of 1933, as amended (the “1933 Act”), is required for the issuance of the Exchange Note or any Underlying Shares in accordance with the terms hereof and thereof.

(f) No Inside Information. Neither the Company nor any Person acting on its behalf has provided the Holder or its counsel with any information that constitutes or might constitute material, non-public information concerning the Company.

(g) Equal Consideration. Except as otherwise set forth herein, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance, exchange or any other action with respect to any provision of the Note Portion.

(h) Survival & Delivery of Documents to the Holder. All of the Company’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the Parties hereto and continue for a period of 5 years after the date of this Agreement.

(i) Documents RE: Exchange Note. Further, contemporaneous with the execution and delivery of this Agreement to the Holder, the Company hereby further delivers the following: (i) a duly executed copy of the original proof of consideration for the balance due to related party (attached hereto as Exhibit C1) and (ii) a duly executed and notarized copy of the Notarized Certificate of Chief Executive Officer (attached hereto as Exhibit C2).

(j) Holding Period for Exchange Note. Pursuant to Rule 144 promulgated under the 1933 Act, the holding period of the Exchange Note (and the underlying shares of Common Stock issuable upon conversion thereof or in payment of interest thereon) shall begin on the Original Note Effective Date. The Company agrees not to take a position contrary to this Section.

(k) Balances. As of the date hereof, the balance outstanding due to related party, are as follows:

Description	Balance
Debt being exchanged	$144,501.00
Interest being exchanged	$0
Fees being exchanged	$0
Remaining Debt	$0
Remaining Accrued Interest	$0
Remaining Accrued Fees	$0

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(l) Legal Opinion. The Company hereby agrees to allow the Holder’s legal counsel to issue a legal opinion to the Holder and the Company’s Transfer Agent regarding this Agreement and the transactions contemplated hereby, in form and substance reasonably acceptable to said agent, including an opinion that all shares issuable upon conversion of the Exchange Note may be issued without a restrictive legend and sold pursuant to Rule 144, if applicable.

(m) Transfer Consent and Documentation. The Company hereby consents to the following:

(i) reserved;

(ii) the Company hereby waives any requirement for any legal opinion in connection with such transfer, as applicable, and represents and warrants that no further consent of or action by any other person or entity is required in connection with such transfer.

(n) Conversion Procedures. The form of Conversion Notice included in the Exchange Note sets forth the totality of the procedures required of a Holder in order to convert Exchange Note. No additional legal opinion or other information or instructions shall be required of the Holder to convert the Exchange Note. The Company shall honor all conversions of the Exchange Note and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth therein.

3.00 Miscellaneous.

(a) Matter of Further Assurances & Cooperation. The Holder and the Company hereby agree and the Company further agrees that it shall provide further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement without unreasonable delay and in no event later than 1 business after it receives any reasonable written request from the Holder.

(b) Governing Law; Jurisdiction.

(i) Governing Law. This Note will be governed by and construed in accordance with the laws of the state of New York without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.

(ii) Jurisdiction and Venue. Any dispute or claim arising to or in any way related to this Note or the rights and obligations of each of the parties shall be brought only in the state courts of New York or in the federal courts located in New York, New York.

(iii) No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

(iv) Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding may be made by the Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known attorney as set forth in its most recent SEC filing.

(v) Notices. Any notice required or permitted hereunder be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

[The remainder of this page has been left intentionally blank.]

[Signature page to follow.]

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IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

FOR THE COMPANY:

HALLMARK VENTURE GROUP, Inc.

By:
Name:	John D. Murphy, Jr.
Title:	CEO

FOR THE HOLDER:

John D. Murphy, Jr.

By:
Name:	John D. Murphy, Jr.
Title:

[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

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EXHIBIT C1

PROOF OF CONSIDERATION

(As attached.)

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EXHIBIT C2

NOTARIZED CERTIFICATE OF CHIEF EXECUTIVE OFFICER

OF

HALLMARK VENTURE GROUP, INC.

The undersigned, John D. Murphy, Jr. is the duly elected Chief Executive Officer of HALLMARK VENTURE GROUP, Inc., a Florida corporation (the “Company”).

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company’s corporate and financial books and records including, but not limited to the Company’s records relating to the following:

(A)	the loans made by John D. Murphy, Jr. to the Company in the total amount of $144,501.00 (the “Due to Related Party”) and exchanged into a note with a principal value of $144,501.00 (the “Exchange Note”) is a valid debt and current outstanding obligation of the Company;

(B)	the Company’s receipt of the sum of at least $144,501.00 from John D. Murphy, Jr.;

(C)	The Company has not received and will not be receiving any new consideration from any persons in connection with the issuance of the Exchange Note and the Company’s officers and directors have not entered into or given any commitment contemplating the receipt or acceptance of any said consideration arising out of or relating to the issuance of the Exchange Note.

(D)	I am able to certify that John D. Murphy, Jr. and its partners and management are officers, directors, or directly or indirectly, 10% or more stockholders of the Company and can be deemed affiliates at the time this certificate is issued.

(H)	Mark the appropriate selection:

☐ The Company represents that it is not a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, and has never been a shell company, as so defined; or

☒ The Company represents that (i) it was a “shell company,” as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, (ii) since ______, 20__, it has no longer been a shell company, as so defined, and (iii) on February 14, 2023, it provided Form 10-type information in a filing with the Securities and Exchange Commission.

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(I)	I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be “affiliates,” as that term is defined in Rule 144(a)(1) of the 1933 Act.

(J)	I understand that all of the representations set forth in this Certificate will be relied upon by counsel to John D. Murphy, Jr. in connection with the preparation of a legal opinion claiming the exemption provided by Rule 144 of the Securities Act of 1933, as amended.

I hereby affix my signature to this Notarized Certificate and hereby confirm the accuracy of the statements made herein.

Signed:			Date:
	Name:	Title:

SUBSCRIBED AND SWORN TO BEFORE ME ON THIS ________ DAY OF ___________________2023.

Commission Expires:

Notary Public

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